Investor Presentation 2006 Exhibit 99.1

Safe harbor provision
During this presentation, we will make forward-looking
statements subject to known and unknown risks and
uncertainties that could cause actual results to differ
materially from those expressed or implied by such
statements. Such risks and uncertainties include, but are not limited to, the volatility in metals demand and prices, the
cyclicality of the various industries the company serves, and other risks described in reports filed with the SEC. We
assume no obligation to update the information provided in
this presentation.
*
*

January 1, 2006
New name: Ryerson Inc.
New ticker symbol: “RYI”
New company: Leading market position
Enhanced profit potential
Strong cash-generating capability
Opportunities for organic
and external growth
*
*

EBITDA*
The turnaround…
(50.1)
20.8
27.4
121.1
275.8
140.3
(100)
(50)
0
50
100
150
200
250
300
2001 2002 2003 2004 2005 1H06
$ in millions
* Earnings before discontinued operations, taxes, interest expense, depreciation and amortization.  (Full reconciliation is attached.)
*
*

… Reflects our strategy
Three Fundamental Principles
1. Focus on operating efficiency
2. Capture organic growth
3. Do acquisitions and joint ventures to:
Structurally enhance competitive
position
Provide additional earnings growth
Part way through a multi-year process
A lot completed
More to be done
*
*

Operating efficiency: Significant accomplishments to date
2000-2004: Cut annualized fixed costs by $85 million
Consolidated 20+ service centers
Centralized non-customer-facing activities (purchasing, IT, human resources, credit, accounting)
Decentralized decision making and accountability for pricing, customer service, and quality.
• Increased speed and responsiveness
• Closer to the customer
Since the Integris Metals acquisition (01/2005): Captured
annualized cost savings of more than $30 million
Captured sourcing synergies
Reduced overhead
Consolidated 5 service centers to date
On target to achieve $50 million of savings
*

Reach cost-saving goal of $50 million from Integris integration by end of 2007
Consolidate additional 15 facilities; reduce headcount; complete consolidation of overhead
Reach inventory turnover goal of 5x by end of 2007
Can significantly enhance return on assets and cash flow
Do at a pace to retain customers and improve service
More to come
*
*

Upgrade information technology
Integrating IT platform using software from SAP
$65 million expenditure for company-wide conversion to
consolidate five platforms into one
Extensive benefits:
• Cost savings alone justify expenditure
• Seamless link with customers and suppliers
• More detailed and timely decision-making information
• Facilitate sharing of inventory and pricing information among service centers
18 service centers converted to date
*
*

Lean Six Sigma problem solving and continuous
improvement
Clear opportunities for improvement and plan to get
there
Targets improvements throughout the
company/across all strategic initiatives
Specific financial goals
Quantitative measurement
of progress
Lean Six
Sigma
Sell the
Change
Transfer
Knowledge
*
*

Organic growth: Marketing
Comprehensive research showed:
Ryerson had a great reputation
But awareness was lacking
• 50% of potential customers unaware of Ryerson
Customers want the same things everywhere
Big 5
®
.
Available inventory, on-time delivery, competitive
prices, quality product, rapid response
*
*

Aggressive
marketing
and brand
creation
• Advertising
• Targeted
corporate
campaigns
• Local campaigns
• Coordinated
sales follow-up
• Direct sales reps
Leads to trial • Good experience
leads to
retention
Measure internally
and externally
Met or exceeded
expectations for
80% of customers
Continuous effort
to improve
National marketing program
Results
Results
10,000 new accounts
10,000 new accounts
Annualized revenue of $200 mil.
Annualized revenue of $200 mil.
*
*

Organic growth: Customer Solutions Team (CST)
Unique in the service center industry
Resources: geographic scope and product breadth
Organizational structure: single point of contact and
accountability
Large business with growth potential
About 20% of Ryerson’s business ($1 billion)
Significant ability to expand with existing customers and add new accounts
Trends are favorable as customers consolidate purchasing and focus on core competencies
*
*

INTEGRIS ACQUISITION OVERVIEW

Customer types
Different
Same

Acquisition and joint venture strategy
Product/supply chain
Product/supply chain
Different
Different
Same
Same
Service center industry is fragmented and consolidating
Cross-selling
opportunities
“Add strength
to strength”
Highest overall
potential
“Buying a cash
flow”
Very risky
New markets
*
*

Ryerson acquisition record
Completed 8 acquisitions since 1997
Will not overpay
Priority on keeping customers and key employees
Capture integration value
Acquired Integris Metals (2004 sales of $2.0 billion) on January 4,
2005, for $644 million
Creates company with unparalleled product offerings, value-added capabilities, customer service, and geographic reach
Immediately accretive
Expect annualized cost savings of at least $50 million by the end of
2007
Expands business in faster growth, more profitable stainless and aluminum
Continue to pursue other domestic acquisitions

INTEGRIS ACQUISITION OVERVIEW

RYERSON.
THE STRENGTH IN METAL

$5,632
$1,673
$908
$5,677
$2,502
Ryerson Reliance Steel & Earle M.
Jorgensen
Russel Metals (1) Metals USA Olympic Steel
Leading metals service center company
Source: Company filings and press releases
1
Converted to US$ using exchange rate as of 6/30/2006
$ in millions
Stainless
&
Aluminum
Sales
$2,976
Trailing 12-month revenues (through 2Q06)
*
*

15 Broad geographic footprint * *

INTEGRIS ACQUISITION OVERVIEW

RYERSON.
THE STRENGTH IN METAL

Rich product mix and diverse customer base
2005 revenues by product
Other
5%
Carbon flat
rolled
26%
Stainless and
aluminum
50%
Bars, tubing,
structurals
10%
Fabrication &
carbon  plate
9%
2005 sales by end market
Machinery
31%
Fabricated metals
27%
Electrical
machinery
13%
Transportation
10%
Construction,
wholesalers,
mills
12%
Other
7%
*
*

17 International joint ventures Access faster growing markets Service U.S. customers who have a presence in these markets Leverage supplier relationships * *

JVs
Mexico
India
China
definitive agreement— 9/06
Collado Ryerson Mexico
50/50 fabrication venture
2005 revenues: $63 million
Commercial relationship with Grupo Collado carbon flat
roll processing operation in Monterrey
Tata Ryerson India
50/50 venture
Fiscal 2006 (March ‘06) revenues: $160 million (1 million+
tons processed annually- including tolling)
Metals distribution in its infancy
Recently expanded product line to include stainless
VSC Ryerson China Limited
40% stake with option to take majority ownership in 3 years
Fiscal 2006 (March ‘06) revenues: $140 million
Plans to expand number of service centers and capabilities
Fragmented and profitable service center industry
Chinese metals market 4x size of U.S. market and growing
faster

Not capital intensive
Capex roughly in line with depreciation
Earnings are cyclical; cash flow is countercyclical
Inventory and debt reductions during downturns
Cash flow
Operating cash flow of $320 million in 2005
Absorption of cash in 2006 to finance working capital growth
Future opportunities
Generate cash from real estate sales with facility consolidation
Will close about 20 facilities
Amounts vary, but tend to realize proceeds of $2 to $3 million per location
Plan to improve working capital management and inventory turns
Cash Flow characteristics
*
*

Debt ($mm)
Debt-to-Capital

RYERSON.
THE STRENGTH IN METAL

Debt paydown
800
850
900
950
1,000
1,050
1,100
1,150
1,200
1,250
1,300
1,350
1,400
1/4/05 3/31/05 6/30/05 9/30/05 12/31/05 3/31/06 6/30/2006
55%
57%
59%
61%
63%
65%
67%
69%
71%
73%
75%
Debt Debt-to-Capital
*
*

Midwest$ / Ton Stainless
$ / Pound Aluminum

Midwest$ / Ton
Q1 90
Q2 91
Q3 92
Q4 93
Q1 95
Q2 96
Q3 97
Q4 98
Q1 00
Q2 01
Q3 02
Q4 03
Q1 05
Q2 06

RYERSON.

THE STRENGTH IN METAL

Stainless and Aluminum
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
2,800
0.7
0.9
1.1
1.3
1.5
1.7
1.9
Stainless Aluminum
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Hot Rolled, Cold Rolled and Plate Prices
150
250
350
450
550
650
750
Hot Rolled Cold Rolled Carbon Plate
Source: Purchasing Magazine
*Spot prices include raw materials' surcharges starting in 1st Quarter 2001
Metal prices reflect strong fundamentals
*

Hypothetical LIFO vs. FIFO-
Where is the value during a rising price environment?
LIFO Methodology
1,000
1,200
-
200
400
600
800
1,000
1,200
1,400
$300 $500 LIFO Reserve
FIFO Methodology
1,000
1,200
-
200
400
600
800
1,000
1,200
1,400
200
200
400
200
Answer: Same
LIFO- Lower income, higher reserve
FIFO- Higher income, no reserve
Period 1 Period 2
Period 1
Period 2
Material
Cost
Material
Cost
Material
Cost
Material
Cost
800
1,000
800
800
+$0
+$200
Average Selling Price
Average Selling Price Average Selling Price Average Selling Price
Gross Profit Gross Profit
*

LIFO inventory accounting: U.S. Inventory
Ryerson implemented LIFO in 1949
Reduces income tax liability
Matches current selling prices with the current replacement
cost
• No holding gains or losses on the income statement.
In periods of rising prices:
Gross profit and earnings will be lower using LIFO than FIFO
Lowers earnings and reduces income taxes
LIFO reserve can increase significantly
• Increased $59 million in 2Q06
• Under FIFO, the majority of that amount would have been
operating earnings
LIFO reserve at June 30 of $351 million, or $12 per share
Since 2005, three separate pools – stainless, aluminum, and
carbon
*
*

Material Cost ($/Ton)
Gross Profit ($/Ton)
1Q 2004
2Q 2004
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006

RYERSON.
THE STRENGTH IN METAL

Gross profit per ton increases with material cost per ton
Material Cost Per Ton to Gross Profit Per Ton
700
800
900
1000
1100
1200
1300
1400
1500
100
120
140
160
180
200
220
240
260
280
300
Material Cost Per Ton Gross Profit Per Ton
Note: Integris results included as of 1Q 2005
*
*

Material Cost ($/Ton)
LIFO Reserve ($MM)
1Q 2004
2Q 2004
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006

RYERSON.
THE STRENGTH IN METAL

But LIFO reserve increases significantly
Material Cost Per Ton to LIFO Reserve
700
800
900
1000
1100
1200
1300
1400
1500
100
150
200
250
300
350
400
Material Cost Per Ton LIFO Reserve
Note: Integris results included as of 1Q 2005
*
*

Short-term goal:
Reduce debt/capital to pre-acquisition levels of about 55%
Other considerations:
Growth-oriented capital spending
Selective acquisitions and joint ventures
Improve pension funding
Future uses of cash: 2006 and beyond
*
*

Incentive compensation aligned with shareholders
Short- and long-term incentive plans:
Annual incentive tied to OROOA (operating return on
operating assets)
Corporate staff: Tied to corporate performance
Service center staff: Tied to individual service center
Long-term incentive
Paid in performance shares
Tied to 4-year return on net assets
Designed to pay for performance and create long-term value
Incentive pay represents nearly one-half of executives’ total target compensation
Stock ownership guidelines
*
*

North America’s leading metals service center
Extensive reorganization drove earnings turnaround
Long-term strategic commitment to continuously improve
operations and competitive position
Programs in place to capture organic growth
Significant upside from recent acquisitions
Opportunities to sell excess assets and increase inventory turnover
Strong management team with proven ability to manage through industry changes
Investment highlights and conclusion
*
*

29 Appendix * *

BUILDING A PLATFORM FOR GROWTH

RYERSON.
THE STRENGTH IN METAL

Business model
Profit drivers and impact
Profit drivers  Impacted by
Volume
(tonnage)
Manufacturing economy
2 types of customers
50%-60% OEMs—agreements
40%-50% transactional—spot pricing
Gross margins
(gross profit/ton)
Market conditions
Buy and sell negotiations
Selling prices
Material costs
Operating expenses
(operating expense/ton)
Volume
60% fixed costs/40% variable
Labor productivity
Logistics and transportation
Space utilization
Corporate overhead, incl. IT and legacy costs
Assets
(asset turns)
Working capital
Inventory is the largest
Service network
*
*

EBITDA Reconciliation
Net income ($61.1) ($95.7) $(13.6) $56.0 $98.1 $54.6
Cumulative effect of change
in accounting principle ---- 82.2 ---- ---- ---- ----
Discountinued operations
(gain)/loss ---- 1.7 ---- (7.0) ---- ----
Income tax/(benefit) (40.1) (7.0) (1.7) 27.0 62.5 35.2
Interest on debt 19.3 14.6 18.8 24.0 76.0 30.8
Depreciation and
amortization 31.8 25.0 23.9 21.1 39.2 19.7
EBITDA ($50.1) $20.8 $27.4 $121.1 $275.8 $140.3
2001
2001
2002
2002
2003
2003
2004
2004
2005
2005
1H06
1H06
*
*